Exhibit 99.2

Third Quarter 2012 Results

October 16, 2012

Investor Presentation

2012 vs. 2011 P&L Summary

Third Quarter Year to Date

2012 2011% Δ 2012 2011% Δ

Revenue $ 3,406.6 $ 3,380.9 0.8% $ 10,274.8 $ 10,019.6 2.5% EBITA (a) 414.6 397.1 4.4% 1,331.4 1,251.4 (b) 6.4%

% Margin 12.2% 11.7% 13.0% 12.5%

Amortization of Intangibles 27.3 23.7 75.2 67.7

Operating Income $ 387.3 $ 373.4 3.7% $ 1,256.2 $ 1,183.7 6.1%

% Margin 11.4% 11.0% 12.2% 11.8%

(a) EBITA is a non-GAAP financial measure. See page 26 for the definition of this measure and page 20 for the reconciliation of non-GAAP measures.

(b) In the first quarter of 2011, we recorded an aggregate pre-tax charge of $7.9 million, consisting of a gain of $123.4 million related to a non-cash remeasurement gain, and repositioning charges of $131.3 million. The tax effect of these items was a net benefit of $36.7 million. This was partially offset by a tax charge of $9.0 million related to a tax accrual recorded in accordance with ASC 740 (FIN 48) during the first quarter of 2011. The after-tax effect of these items increased Net Income by $19.8 million and reduced our effective tax rate.

October 16, 2012 1

2012 vs. 2011 P&L Summary

Third Quarter Year to Date

2012 2011% Δ 2012 2011% Δ

Operating Income $ 387.3 $ 373.4 3.7% $ 1,256.2 $ 1,183.7 6.1%

% Margin 11.4% 11.0% 12.2% 11.8%

Net Interest Expense 40.3 31.9 104.3 91.8

(a)

Income Taxes 118.7 117.1 389.9 349.0

% Tax Rate 34.2% 34.3% 33.8% 32.0%

Income from Equity Method

5.3 4.5 11.9 10.3

Investments

Noncontrolling Interests 29.7 25.2 82.7 72.5

Net Income - Omnicom Group $ 203.9 $ 203.7 0.1% $ 691.2 $ 680.7 1.5%

(a) In the first quarter of 2011, we recorded an aggregate pre-tax charge of $7.9 million, consisting of a gain of $123.4 million related to a non-cash remeasurement gain, and repositioning charges of $131.3 million. The tax effect of these items was a net benefit of $36.7 million. This was partially offset by a tax charge of $9.0 million related to a tax accrual recorded in accordance with ASC 740 (FIN 48) during the first quarter of 2011. The after-tax effect of these items increased Net Income by $19.8 million and reduced our effective tax rate.

October 16, 2012 2

2012 vs. 2011 Net Income and Earnings Per Share

     Third Quarter Year to Date 2012 2011 2012 2011

Net Income - Omnicom Group $ 203.9 $ 203.7 $ 691.2 $ 680.7

Net Income - Participating Securities (4.5) (2.3) (15.4) (7.3) Net Income Available for Common Shares $ 199.4 $ 201.4 $ 675.8 $ 673.4

Diluted Shares (millions) 268.5 281.4 271.5 284.3

EPS - Diluted $ 0.74 $ 0.72 $ 2.49 $ 2.37

Dividend Declared per Share $ 0.30 $ 0.25 $ 0.90 $ 0.75

October 16, 2012 3

2012 Total Revenue Change

Third Quarter Year to Date

$ % Δ $ % Δ

Prior Period Revenue $ 3,380.9 $ 10,019.6

Foreign Exchange (FX) Impact (a) (115.3) -3.4% (281.8) -2.8%

Acquisition/Disposition Revenue (b) 23.5 0.7% 79.9 0.8%

Organic Revenue (c) 117.5 3.5% 457.1 4.5%

Current Period Revenue $ 3,406.6 0.8% $ 10,274.8 2.5%

(a) To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b) Acquisition/Disposition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c) Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

October 16, 2012 4

2012 Revenue by Discipline

Third Quarter Year to Date

Specialty Specialty 7.1% 7.3% PR PR

9.2% 9.2%

Advertising Advertising 46.6% 47.0%

CRM CRM 37.1% 36.5%

     % Organic % Organic $ Mix % Growth Growth (a) $ Mix % Growth Growth (a)

Advertising $ 1,587.0 2.4% 5.7% Advertising $ 4,827.9 4.6% 7.1% CRM 1,264.6 -0.9% 2.4% CRM 3,753.8 1.2% 3.8% PR 313.8 0.5% -0.3% PR 942.9 3.0% 1.6% Specialty 241.2 -0.9% -0.3% Specialty 750.2 -3.6% -3.2%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 4.

October 16, 2012 5

2012 Revenue by Geography

Third Quarter Year to Date

UK UK

     9.2% 8.9% Rest of Rest of World World 23.7% 23.1%

     Euro Euro Markets Markets 15.5% 16.1%

U.S. U.S. 51.6% 51.9%

October 16, 2012 6

2012 Revenue by Geography

Third Quarter Year to Date

     $ Mix $ Growth $ Mix $ Growth United States $ 1,758.1 $ 54.9 United States $ 5,337.0 $ 217.0

Organic 53.4 Organic 222.3 Acquisition 1.5 Acquisition (5.3)

International $ 1,648.5 $ (29.2) International $ 4,937.8 $ 38.2

Organic 64.1 Organic 234.8 Acquisition 22.0 Acquisition 85.2

FX (115.3) FX (281.8)

     %Organic %Organic $ Mix %Growth Growth (a) $ Mix %Growth Growth(a)

United States $ 1,758.1 3.2% 3.1% United States $ 5,337.0 4.2% 4.3%

Euro Currency Markets 528.1 -14.4% -1.8% Euro Currency Markets 1,652.3 -11.0% -1.1%

United Kingdom 314.3 -0.1% -0.1% United Kingdom 912.1 1.5% 2.3% Rest of World 806.1 8.0% 10.2% Rest of World 2,373.4 10.7% 10.9%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 4.

October 16, 2012 7

Revenue by Industry

Third Quarter – 2012 Third Quarter – 2011

Growth

T&E Auto T&E Auto Auto 12.6%

     6% 9% 6% 8% Telcom Telcom

     7% 7% Consumer Food & Beverage 0.3% Consumer Products Products 9% Consumer Products 3.9% Tech 9% Tech 9%

     9% Financial Financial Services -1.4% Financial Services Services 9% Pharma & Retail 9% Retail -3.4%

7% 6% Healthcare

T&E -3.4%

     Food & Pharma & Food & Pharma & Beverage Health Beverage

     Retail 8.4% Health 13% 10% 14% 10% Technology 5.6%

Other Other Telecom -9.8% 21% 22% Other Industries -1.2%

October 16, 2012 8

Cash Flow Performance

Nine Months Ended September 30 2012 2011

Net Income $ 773.9 $ 753.2

Depreciation and Amortization Expense 210.6 203.6

Share-Based Compensation Expense 63.1 52.7

Other Non-Cash Items to Reconcile to Net Cash Provided by Operating (b) (81.6) (143.9)

Activities, net

Free Cash Flow (a) $ 966.0 $ 865.6

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 18.

(a) The Free Cash Flow amounts presented above are non-GAAP financial measures. See page 26 for the definition and page 21 for GAAP reconciliation. (b) 2011 figures include a $123.4 million non-cash gain on remeasurement of our equity interest in Clemenger Group.

October 16, 2012 9

Cash Flow Performance

Nine Months Ended September 30 2012 2011

Free Cash Flow (a) $ 966.0 $ 865.6 Primary Uses of Cash:

Dividends 235.4 199.0

Dividends paid to Noncontrolling Interest Shareholders 78.9 69.8

Capital Expenditures 158.7 114.2 Acquisitions and Payments for Additional Interest in Controlled

128.1 326.5

Subsidiaries, net of Proceeds from Sale of Investments

Contingent Purchase Price Payments 30.6 8.9

Stock Repurchases, net 714.2 585.8

Primary Uses of Cash (a) 1,345.9 1,304.2 Net Free Cash Flow (a) $ (379.9) $ (438.6)

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 18.

(a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP financial measures. See page 26 for the definition of these measures and page 21 for the reconciliation of non-GAAP measures.

October 16, 2012 10

Current Credit Picture

Twelve Months Ended September 30 2012 2011

EBITDA (a) $ 2,024.4 $ 1,894.3

Gross Interest Expense 169.8 157.4 EBITDA / Gross Interest Expense 11.9 x 12.0 x Total Debt / EBITDA 2.2 x 1.7 x Net Debt (b) / EBITDA 1.2 x 1.2 x

Debt

Bank Loans (Due Less Than 1 Year) $ 11 $ 17 CP & Borrowings Issued Under Revolver - -Convertible Notes (c) 660 660 Senior Notes (c) 3,750 2,500 Other Debt 41 25

Total Debt $ 4,462 $ 3,202

Cash and Short Term Investments 1,973 912

Net Debt (b) $ 2,489 $ 2,290

(a) EBITDA is a non-GAAP financial measure. See page 26 for the definition of this measure and page 20 for the reconciliation of non-GAAP measures. (b) Net Debt is a non-GAAP financial measure. See page 26 for the definition of this measure.

(c) See pages 15 and 16 for additional information on our Convertible Notes and Senior Notes and page 17 for information on the additional $500 million in 2022 Senior Notes issued during the third quarter of 2012

October 16, 2012 11

Historical Returns

Return on Invested Capital (ROIC) (a) :

Twelve Months Ended September 30, 2012 15.7%

Twelve Months Ended September 30, 2011 15.7%

Return on Equity (b):

Twelve Months Ended September 30, 2012 28.3%

Twelve Months Ended September 30, 2011 24.5%

(a) Return on Invested Capital is After Tax Operating Income (a non-GAAP measure – see page 26 for the definition of this measure and page 21 for the reconciliation of non-GAAP measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments).

(b) Return on Equity is Net Income for the given period divided by the average of shareholders equity at the beginning and end of the period.

October 16, 2012 12

Net Cash Returned to Shareholders through Dividends and Share Repurchases

Omnicom’s Revenues and Net Income has doubled since 2002(a). From 2002 through Q3 2012, Omnicom distributed over 95% of Net Income to shareholders through Dividends and Share Repurchases.

9.0 $8.90 $8.77 8.0

7.0 $6.67

Billions 6.0 5.0 in 4.0 $

3.0 $2.10 2.0

1.0

-

     2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD 2012 Cumulative Dividends Paid

Cumulative Cost of Net Shares Repurchased, defined as payments for repurchases of common stock less proceeds from stock plans Cash Returned to Shareholders, defined as the sum of Cumulative Dividends paid and Cumulative Cost of Net Shares Repurchased Cumulative Net Income - Omnicom Group Inc.

(a) Omnicom Revenue increased from $6.9 billion to $13.9 billion and Net Income increased from $455 million to $953 million in 2002 and 2011, respectively.

October 16, 2012 13

Supplemental Financial Information

October 16, 2012 14

Omnicom Debt Structure

Bank Loans $11

     2032 Convert 2038 Convert $253 $407

2016 Senior Notes $1,000

2019 Senior Notes 2022 Senior Notes $500 $1,250

2020 Senior Notes $1,000

The above chart sets forth Omnicom’s debt outstanding at September 30, 2012. The amounts reflected above for the 2016, 2019, 2020 and 2022 Senior Notes represent the principal amount of these notes at maturity on April 15, 2016, July 15, 2019, August 15, 2020 and May 1, 2022, respectively.

October 16, 2012 15

Omnicom Debt Maturity Profile

     2022 Senior Notes $1,250

     2016 2020 Senior Notes Senior Notes $1,000

$750

     2019 Senior Notes $500 2032 Convert 2038 Convert $250

     Other Borrowings $0

Our 2038 Convertible Notes are putable in June 2013, 2018, 2023 and annually thereafter until maturity. Our 2032 Convertible Notes are putable on July 31, 2013 and annually in July thereafter until maturity.

Other borrowings at September 30, 2012 include short-term borrowings of $11 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through October 2016, the date of expiration of our five-year credit facility.

October 16, 2012 16

Senior Notes Due 2022 - $1.25 Billion, issued in 2 Separate Tranches

April 2012 Issuance August 2012 Issuance

Principal Amount $750 Million $500 Million

     Omnicom Group Inc. Omnicom Group Inc. Co - Issuers Omnicom Capital Inc. Omnicom Capital Inc.

Date April 23, 2012 August 9, 2012

Maturity May 1, 2022 May 1, 2022

     Unsecured, pari passu with Unsecured, pari passu with Security Bank Facility Bank Facility

Coupon 3.625% 3.625%

Spread Over Comparable Treasury at

     1.700% 1.450% Issue

Re-offer Yield 3.677% 2.994%

     Moody’s: Baa1 Moody’s: Baa1 Rating S&P: BBB+ S&P: BBB+

October 16, 2012 17

Condensed Cash Flow

     Nine Months Ended September 30 2012 2011 Net Income $ 773.9 $ 753.2

Share-Based Compensation Expense 63.1 52.7 Depreciation and Amortization 210.6 203.6 Gain on Remeasurement of Equity Interest in Clemenger Group - (123.4) Other Non-Cash Items to Reconcile to Net Cash Provided by Operating Activities, net (81.6) (20.5) Changes in Operating Capital (719.9) (865.1)

Net Cash Provided by Operating Activities 246.1 0.5

Capital Expenditures (158.7) (114.2) Acquisitions, net of Proceeds from Sale of Investments (108.9) (298.5)

Net Cash Used in Investing Activities (267.6) (412.7)

Dividends (235.4) (199.0)

Dividends paid to Noncontrolling Interest Shareholders (78.9) (69.8) Proceeds from/(Repayments of) Short-term & Long-term Debt, net 1,274.6 (35.4) Repayment of Convertible Debt - (0.1) Stock Repurchases, net of Proceeds from Stock Plans and Excess Tax Benefit from Stock Plans (714.2) (585.8) Payments for Additional Interest in Controlled Subsidiaries (19.2) (28.0) Contingent Purchase Price Payments (30.6) (8.9) Other Financing Activities, net (32.9) (17.7)

Net Cash Provided by/(Used in) Financing Activities 163.4 (944.7)

Effect of exchange rate changes on cash and cash equivalents 33.2 (31.2) Net Increase/(Decrease) in Cash and Cash Equivalents $ 175.1 $ (1,388.1)

October 16, 2012 18

2012 Acquisition Related Expenditures

Year to Date

Acquisitions of Businesses and Affiliates (a) $ 85.6 Additional Interest in Controlled Subsidiaries (b) 19.2 Earn-outs on acquisitions completed prior to January 1, 2009 (c) 31.7 Earn-outs on acquisitions completed after January 1, 2009 (c) 30.6

Total Acquisition Expenditures(d) $ 167.1

(a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership. (b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest.

(c) Includes additional consideration paid for acquisitions completed in prior periods. (d) Total Acquisition Expenditures figure is net of cash acquired.

October 16, 2012 19

Reconciliation of Non-GAAP Measures

3 Months Ended September 30 12 Months Ended September 30

2012 2011 2012 2011

Revenue $ 3,406.6 $ 3,380.9 $ 14,127.7 $ 13,606.5

Operating Expenses, excluding Depreciation and Amortization 2,947.4 2,937.7 12,103.3 11,712.2

EBITDA 459.2 443.2 2,024.4 1,894.3 Depreciation 44.6 46.1 181.8 183.2 EBITA 414.6 397.1 1,842.6 1,711.1

Amortization of Intangibles 27.3 23.7 99.0 87.8

Operating Income 387.3 373.4 1,743.6 1,623.3

Net Interest Expense 40.3 31.9 134.6 123.9

Income Before Tax 347.0 341.5 1,609.0 1,499.4 Taxes 118.7 117.1 546.7 488.4

Income from Equity Method Investments 5.3 4.5 18.8 20.7

Net Income 233.6 228.9 1,081.1 1,031.7

Less: Net Income Attributed to Noncontrolling Interests 29.7 25.2 118.0 104.5

Net Income - Omnicom Group $ 203.9 $ 203.7 $ 963.1 $ 927.2

The above reconciles EBITDA & EBITA to the GAAP financial measures for the periods presented.

EBITDA and EBITA are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios as presented on page 11 of this presentation.

October 16, 2012 20

Reconciliation of Non-GAAP Measures

     Nine Months Ended September 30 2012 2011 Net Free Cash Flow $ (379.9) $ (438.6) Cash Flow items excluded from Net Free Cash Flow:

Changes in Operating Capital (719.9) (865.1) Proceeds from Short-term & Long-term Debt, net 1,274.6 (35.4) Repayment of Convertible Debt - (0.1) Other Financing Activities, net (32.9) (17.7) Effect of exchange rate changes on cash and cash equivalents 33.2 (31.2)

Net Decrease in Cash and Cash Equivalents $ 175.1 $ (1,388.1)

     Twelve Months Ended September 30 2012 2011 Operating Income $ 1,743.6 $ 1,623.3

Effective Tax Rate for the applicable period 34.0% 32.6% Income Taxes on Operating Income 592.8 529.2

After Tax Operating Income $ 1,150.8 $ 1,094.1

October 16, 2012 21

Third Quarter Acquisition

Founded in 2004, NIM Digital is one of China's leading digital agencies, providing fully integrated online marketing and strategic services to its clients. NIM Digital’s original expertise in digital media buying has grown to include capabilities in search, social and content management, developing integrated interactive marketing strategies for its clients.

NIM Digital is headquartered in Shanghai, China with offices in Beijing and Guangzhou, China and will operate within the Omnicom Media Group network.

October 16, 2012 22

Third Quarter Acquisition

Face to Face Communications is a healthcare communications company offering strategic consulting, research, conceptual and creative design, on-line media & content management, event planning & logistical services and medical education to physicians, pharmacies and patients.

Face to Face is located in Cologne, Germany and will operate as part of the Adelphi Group of healthcare specialty agencies within the Diversified Agency Services network.

October 16, 2012 23

Third Quarter Acquisition

Chameleon Communications International provides medical communication services to the pharmaceutical, biotech and medical device industries, providing strategic marketing, medical and regulatory advisory services to its clients.

Headquartered in London, United Kingdom with additional offices in New York, New York and Manchester, United Kingdom, Chameleon Communications International will become a division of the Healthcare Consultancy Group within the Diversified Agency Services network.

October 16, 2012 24

Third Quarter Acquisition

Founded in 1998, Philippe Becker Design specializes in brand consultancy services, including new brand creation and revitalization, brand strategy and positioning, concept development ideation and facilitation, naming, brand identity, package design, structural design and print capabilities.

Philippe Becker is located in San Francisco, California, and will merge with Sterling Brands within the Diversified Agency Services network.

October 16, 2012 25

The preceding materials have been prepared for use in the October 16, 2012 conference call on Omnicom’s results of operations for the period ended September 30, 2012. The call will be archived on the Internet at http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements

Certain of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties, including those that are described in our 2011 Annual Report of Form 10-K under Item 1A - Risk Factors and Item 7 -Management’s Discussion and Analysis of Financial Condition and Results of Operations, include, but are not limited to, our future financial position and results of operations, global economic conditions and conditions in the credit markets, losses on media purchases and production costs incurred on behalf of clients, reductions in client spending and/or a slowdown in client payments, competitive factors, changes in client communication requirements, managing conflicts of interest, the hiring and retention of personnel, maintaining a highly skilled workforce, our ability to attract new clients and retain existing clients, reliance on information technology systems, changes in government regulations impacting our advertising and marketing strategies, risks associated with assumptions we make in connection with our critical accounting estimates and legal proceedings, and our international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are our present expectations. Actual events or results may differ. We undertake no obligation to update or revise any forward-looking statement, except as required by law.

Non-GAAP Financial Measures

We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 20 and 21.

The non-GAAP measures used in this presentation include the following:

Net Free Cash Flow, defined as Free Cash Flow (defined below) less the Primary Uses of Cash (defined below). Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this presentation is meaningful for understanding our primary sources and primary uses of that cash flow. Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense and gain on re-measurement of equity interest in affiliates less other non-cash items to reconcile to net cash provided by operating activities. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds and excess tax benefit from our stock plans, and excludes changes in working capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes.

EBITDA, defined as operating income before interest, taxes, depreciation and amortization. We believe EBITDA is meaningful because the financial covenants in our credit facilities are based on EBITDA.

EBITA, defined as operating income before interest, taxes and amortization. We use EBITA as an additional operating performance measure, which excludes acquisition-related amortization expense, because we believe that EBITA is a useful measure to evaluate the performance of our businesses.

Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the metrics used by us to assess our cash management.

After Tax Operating Income, defined as operating income less income taxes calculated using the effective tax rate for the applicable period.

Other Information

All dollar amounts are in millions except for per share amounts and figures shown on page 3. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.